UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 1, 2022

Date of Report

(Date of earliest event reported)

AMAZON.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Terry Avenue North, Seattle, Washington 98109-5210

(Address of principal executive offices, including Zip Code)

(206) 266-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

ITEM 8.01. OTHER EVENTS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	4

SIGNATURES	5

EXHIBIT 1.1

EXHIBIT 4.1

EXHIBIT 4.2

EXHIBIT 4.3

EXHIBIT 4.4

EXHIBIT 4.5

EXHIBIT 4.6

EXHIBIT 5.1

EXHIBIT 23.1

ITEM 8.01.	OTHER EVENTS.

On December 1, 2022, Amazon.com, Inc. (the “Company”) closed the sale of $1,250,000,000 aggregate principal amount of its 4.700% notes due 2024 (the “2024 Notes”), $1,250,000,000 aggregate principal amount of its 4.600% notes due 2025 (the “2025 Notes”), $2,000,000,000 aggregate principal amount of its 4.550% notes due 2027 (the “2027 Notes”), $1,500,000,000 aggregate principal amount of its 4.650% notes due 2029 (the “2029 Notes”), and $2,250,000,000 aggregate principal amount of its 4.700% notes due 2032 (the “2032 Notes” and, together with the 2024 Notes, 2025 Notes, 2027 Notes, and 2029 Notes, the “Notes”) pursuant to an Underwriting Agreement dated November 29, 2022 (the “Underwriting Agreement”) among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., and SG Americas Securities, LLC, as managers of the several underwriters named in Schedule II therein. The sale of the Notes was registered under the Company’s registration statement on Form S-3 filed on June 1, 2020 (File No. 333-238831).

The aggregate public offering price of the Notes was $8.246 billion and the estimated net proceeds from the offering were approximately $8.235 billion, after deducting underwriting discounts from the public offering price and before deducting offering expenses payable by us. The Notes were issued pursuant to an Indenture dated as of November 29, 2012 between the Company and Wells Fargo Bank, National Association, as trustee (the “Prior Trustee”), as amended and supplemented by Supplemental Indenture No. 1, dated as of April 13, 2022, among the Company, the Prior Trustee, and Computershare Trust Company, National Association, as successor trustee, together with the officers’ certificate dated as of December 1, 2022 issued pursuant thereto establishing the terms of each series of the Notes (the “Officers’ Certificate”).

The foregoing descriptions of the Underwriting Agreement and the Officers’ Certificate are qualified in their entirety by the terms of such documents, which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 2024 Note, form of 2025 Note, form of 2027 Note, form of 2029 Note, and form of 2032 Note, which are filed hereto as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, and Exhibit 4.6, respectively, and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 29, 2022, among Amazon.com, Inc. and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., and SG Americas Securities, LLC, as managers of the several underwriters named in Schedule II therein.

4.1	Officers’ Certificate of Amazon.com, Inc., dated as of December 1, 2022.

4.2	Form of 4.700% Note due 2024 (included in Exhibit 4.1).

4.3	Form of 4.600% Note due 2025 (included in Exhibit 4.1).

4.4	Form of 4.550% Note due 2027 (included in Exhibit 4.1).

4.5	Form of 4.650% Note due 2029 (included in Exhibit 4.1).

4.6	Form of 4.700% Note due 2032 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

	By:	/s/ Antonio Masone
Dated: December 1, 2022		Antonio Masone
Vice President and Treasurer

5